BANK OF MECKLENBURG AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS


(dollars in thousands)
                                               Unaudited     Audited
Assets                                          March 31,   December 31,
                                                  1997         1996
                                                  ----         ----
Cash and due from banks                        $   5,595    $   6,109
Federal Funds sold                                  --          1,000
Available-for-sale securities, cost-1997
$80,172, 1996 $140,565                            80,325      140,424
Held-to-maturity securities-market value-
1997-$1,000; 1996-$1,000                           1,000        1,000
Trading assets                                    54,447         --
Loans                                            124,268      113,856
  Less allowance for loan losses                  (1,249)      (1,175)
                                               ---------    ---------
    Net loans                                    123,019      112,681
                                               ---------    ---------
Premises and equipment                             6,415        6,245
Other assets                                       2,711        2,830
                                               ---------    ---------
Total assets                                   $ 273,512     $270,289
                                               =========    =========
Liabilities and Shareholders' Equity
Deposits:
  Demand:
    Noninterest bearing                           11,030       14,110
    Interest bearing                              66,015       56,537
Savings                                            1,403        1,303
Time, $100,000 or more                            45,573       43,286
Other time                                        72,139       62,752
                                               ---------    ---------
Total deposits                                   196,160      177,988
                                               ---------    ---------
FHLB advances                                     46,500       48,000
Other borrowed funds                               8,183       23,018

Other liabilities                                  3,097        2,443
                                               ---------    ---------
Total liabilities                                253,940      251,449
                                               ---------    ---------
Shareholders' equity
  Common stock, $2 par value; authorized
   10,000,000 shares; issued and outstanding
    2,118,945 in 1997, 2,118,445 in 1996           4,238        4,237
  Additional paid-in capital                      10,892       10,889
  Retained earnings                                4,341        3,807
  Unrealized gain(loss) on available-
   for-sale securities                               101          (93)
                                               ---------    ---------
Total shareholders' equity                        19,572       18,840
                                               ---------    ---------
Total liabilities and shareholders' equity     $ 273,512    $ 270,289
                                               =========    =========

See accompanying notes to financial statements




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BANK OF MECKLENBURG AND SUBSIDIARY


CONSOLIDATED STATEMENTS OF INCOME
For the three month periods ended                     Unaudited        Unaudited
(dollars in thousands)                                 March 31,       March 31,
                                                          1997           1996
                                                          ----           ----
Interest income:
  Loans, including fees                              $     2,573    $     1,962
  Securities                                               1,789          1,687
  Federal funds sold and interest bearing balances            44             31
                                                      -----------    -----------
Total interest income                                      4,406          3,680
                                                      -----------    -----------
Interest expense:
  Time deposits, $100,000 and over                           610            463
  Other deposits                                           1,677          1,251
  FHLB advances and other borrowed funds                     706            721
                                                     -----------     -----------
Total interest expense                                     2,993          2,435
                                                      -----------    -----------
Net interest income                                        1,413          1,245
Provision for loan losses                                    (44)           (95)
                                                      -----------    -----------
Net interest income after provision
  for loan losses                                          1,369          1,150
                                                      -----------    -----------
Other income
  Service charges on deposit accounts                         32             35
  Other service charges and fees                               7             13
  Other noninterest income                                     3           --
  Securities gains                                            78            366
  Gain on trading securities                                 310           --
                                                      -----------    -----------
Total other income                                           430            414
                                                      -----------    -----------
Other expenses:
  Salaries and benefits                                      429            383
  Premises and equipment                                     118            104
  Other expenses                                             341            380
                                                      -----------    -----------
Total other expenses                                         888            867
                                                      -----------    -----------
Income before income taxes                                   911            697
Income tax expense                                           377            230
                                                      -----------    -----------
Net income                                            $      534     $      467
                                                      ===========    ===========

Average shares outstanding                             2,118,945      2,118,445

Net income per share                                  $     0.25     $     0.22

See accompanying notes to financial statements







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BANK OF MECKLENBURG AND SUBSIDIARY



CONSOLIDATED STATEMENTS OF CASH FLOWS
for the three month period ended                                    Unaudited    Unaudited
(dollars in thousands)                                               March 31,     March 31,
                                                                       1997         1996
                                                                  -------------   ----------
Cash flows from operating activities
Net income                                                         $     534    $     467
Adjustments to reconcile net income to
  net cash provided by operations:
  Provision for loan losses                                               44           95
  Premium amortization and discount accretion, net                       162          104
  Gain on sale of securities, net                                        (78)        (112)
  Gain on sale of trading assets                                        (310)        --
  Depreciation and amortization                                          106           62
  Increase in accrued interest receivable                                (75)        (220)
  (Increase) decrease in other assets                                    108         (970)
  Increase in accrued interest payable                                   251          170
  Increase (decrease) in other liabilities                                42          (47)
                                                                   ---------    ---------
Net cash provided (used) by operating activities                         784         (451)
                                                                   ---------    ---------

Cash flows from investing activities:
  Purchases of available-for-sale securities                         (16,896)     (75,412)
  Purchases of investment securities                                    --         (1,548)
  Purchases of trading securities                                   (282,562)        --
  Maturities and issuer calls of:
     Available-for-sale securities                                     2,279        5,080
     Trading securities                                                  570         --
  Sales of available-for-sale securities                              32,741       35,664
  Sales of trading securities                                        270,454         --
  Purchases of FHLB Stock                                             (1,367)        --
  Sales of FHLB stock                                                  1,262         --
  Increase in loans, net                                             (10,382)      (9,272)
  Purchase of branch and assumption of deposits,
     net of acquired cash equivalents                                   --         26,325
  Capital expenditures premises and equipment, net                      (238)          (4)
                                                                   ---------    ---------
Net cash used in investing activities                                 (4,139)     (19,167)
                                                                   ---------    ---------
Cash flows from financing activities:
  Net increase in deposits                                            18,172        6,842
  Proceeds from FHLB advances, net                                    (1,500)        --
  Net increase (decrease) in other borrowed funds                    (14,835)       8,326
  Proceeds from stock options exercised                                    4         --
                                                                   ---------    ---------
Net cash provided by financing activities                              1,841       15,168
                                                                   ---------    ---------
Net decrease in cash and cash equivalents                             (1,514)      (4,450)
Cash and cash equivalents at beginning of year                         7,109       10,552
                                                                   ---------    ---------
Cash and cash equivalents at end of year                           $   5,595    $   6,102
                                                                   =========    =========
Supplemental disclosures of cash flow information
Cash paid during the period for:
   Interest                                                        $   2,709    $   2,265
   Income tax                                                            118          216
Supplemental disclosures of non-cash transactions
Unrealized gain (loss) in value of available-for-sale securities
   net of tax effect                                                     194         (426)
Available-for-sale securities transferred to
  trading securities                                               $  42,291           $-


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BANK OF MECKLENBURG AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

In the opinion of Management the accompanying unaudited financial statements of Bank of Mecklenburg reflect those adjustments, all of which were of a normal recurring nature, which are necessary for a fair presentation of the results of the periods presented.

(1) ORGANIZATION AND OPERATIONS

Bank of Mecklenburg (the Bank) is engaged in general commercial operations in Mecklenburg County, North Carolina, and operates under the banking laws of North Carolina and the Rules and Regulations of the Federal Deposit Insurance Corporation.


(2) SECURITIES

SFAS No. 115 "Accounting for Certain Investments in Debt and Equity Securities" addresses the accounting and reporting for investments in equity securities that have a readily determinable fair value and all investments in debt securities. All investments are classified into one of three classes as follows: (1) debt securities that the Bank has the positive intent and ability to hold to maturity are classified as held to maturity and reported at amortized cost; (2) securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities and reported at fair value, with unrealized gains and losses included in income; and (3) debt and equity securities not classified as either held to maturity or trading are classified as available-for-sale and reported at fair value, with unrealized gains and losses excluded from income and reported as a separate component of shareholders' equity. At March 31, 1997, the Bank had available-for-sale securities with an unrealized gain of $153,000. The Bank intends to hold these securities for an indefinite period of time but may sell them prior to maturity.

Gains and losses on securities are recognized at the time of sale based on the specific identification method. Premiums and discounts are amortized into interest income using the level yield method.

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BANK OF MECKLENBURG AND SUBSIDIARY

(3) FINANCIAL INSTRUMENTS USED FOR INTEREST RATE RISK MANAGEMENT

The Bank uses interest rate swaps, floors and caps for interest rate risk management. These instruments are designated as hedges of specific assets and liabilities when purchased. The net interest payable or receivable on swaps, caps and floors is accrued and recognized as an adjustment to interest income or interest expense of the related asset or liability. Premiums paid for purchased caps and floors are amortized over the term of the floors or caps as a yield adjustment of the related asset or liability. Upon the early termination of swaps, caps and floors, the net proceeds received or paid, including premiums, are deferred, included in other assets or liabilities, and amortized over the shorter of the remaining contract life or the maturity of the related asset or liability.

Upon disposition or settlement of the asset or liability being hedged, deferral accounting is discontinued and any related premium or change in fair value of the hedged instrument is recognized in earnings. If the hedged instrument is retained subsequent to the disposition or settlement of the underlying asset or liability, it will be redesignated to specific assets for liabilities and any change in fair value of the instrument recognized in earnings in connection with the previous disposition of the underlying asset or liability will be recorded as a purchase premium and amortized into interest income over the contract term as a yield adjustment of the related asset or liability.

The net market value of purchased interest rate floors, caps and swaps used to manage interest rate risk associated with the Bank's available-for-sale investment portfolio is reflected in the market value adjustment of both the Bank's available-for-sale portfolio and in equity, in accordance with Financial Accounting Standards No. 115. At March 31, 1997, the market value of these instruments exceeded their book value by approximately $501,000, while the book value of securities held in the Bank's available-for-sale portfolio exceeded their market value by approximately $348,000. The net aggregate market appreciation, totaling approximately $153,000, is reflected by means of an increase in the Bank's available-for-sale investment portfolio at March 31, 1997. This market adjustment (net of tax effects) resulted in an increase in shareholders' equity of approximately $101,000 at the same time.

Instruments used to manage interest rate risk in balance sheet components (other than the available-for-sale portfolio are also reflected in Note 3, along with the asset or liability associated with the instruments. At March 31, 1997, the net market value of these instruments exceeded their book value by approximately $47,000. The net market appreciation of these instruments is not reflected in the financial statements of the Bank.

Interest rate swap transactions generally involve the exchange of fixed and floating rate interest payment obligations without the exchange of the underlying principal or notional amounts. Entering into interest rate swap agreements involves both the risk of the counterparty's ability to meet the terms of the contract and interest rate risk. Interest rate caps and floors are option contracts for which an initial premium is paid and for which no ongoing interest rate risk exists. The primary risk with interest rate caps and floors is counterparty risk. The Bank controls the credit risk (counterparty risk) with credit approval requirements, requests for collateral, counterparty limits and monitoring procedures.

For interest rate swaps, caps and floors the notional principal amounts are often used to express the volume of transactions, however, the amounts potentially subject to credit risk are much smaller.

BANK OF MECKLENBURG AND SUBSIDIARY

Financial Instruments used for interest rate risk management, the designated asset or liability and terms:

                                                  (dollars in thousands)
                                         Carrying    Estimated   Contract or
                                         Amount      Fair value  notional amount

Available-for-sale securities

Interest rate swap agreement:
 (Receive 3 month LIBOR, pay fixed
  5.53%, February 1996-February 2001     $    -     $    439       10,000

Purchased interest rate caps:
 (Strike price 7%, 3 month LIBOR index,
  December 1995-December 2002)              384          504       15,000

 (Strike price 4%, 3 month LIBOR index,
  October 1995-October 2000)                271          432        5,000

 (Strike price 6%, 3 month LIBOR index,
  March 1996-March 2001)                    595          706       20,000

 (Strike price 7%, 3 month LIBOR index,
  March 1996-March 2001)                    288          367       20,000

Purchased interest rate floor:
 (Strike price 5%, 3 month LIBOR index,
  March 1996-March 2000)                    449           39       40,000
                                         $1,987      $ 2,487      110,000

Variable rate loans

 Purchased interest rate floor:
 (Strike price 6.38%, 1 month LIBOR index
  January 1997-January 1998)             $   20      $   104       25,000
                                         $   20      $   104       25,000

Time deposits less than $100,000

  Interest rate swap agreements:
  (Pay 3 month LIBOR, receive 5.97% fixed and
  Pay 3 month LIBOR, receive 6.00% fixed $    -      $   (19)       8,000
  March 1997-March-1998)                      -          (18)       8,000
                                         $    -      $   (37)      16,000

Financial instruments designed as
   trading portfolio assets

  Interest rate swap agreements:
  (Receive 3 month LIBOR, pay fixed
  6.54%, March 1996-March 2003           $  448      $   448       20,000

  Receive 3 month LIBOR, pay fixed
  5.93%, January 1996-January 2006          476          476        6,000

  Purchased interest rate cap:
  (Strike price 7%, 3 month LIBOR index,
  April 1996-April 2003)                    907          907       25,000

  Purchased interest rate floor:
  (Strike price 5%, 3 month LIBOR index
  April 1996-April 2006                     330          330       35,000
                                        $ 2,161      $ 2,161       86,000

BANK OF MECKLENBURG AND SUBSIDIARY

(4)  MERGER AGREEMENT

On March 27, 1997, Triangle Bancorp, Raleigh, North Carolina, executed a letter of intent to acquire the capital stock of the Bank. Under the terms of the agreement, Bank of Mecklenburg will operate as a subsidiary of Triangle Bancorp. The proposed transaction will be a tax-free stock for stock exchange of one share of Triangle Bancorp common stock for one share of Bank of Mecklenburg common stock. A definitive agreement was executed on May 5, 1996. Subject to shareholder approval, it is anticipated that the transaction will take place during the fourth quarter of 1997.